September 2, 2025

ULTIMUS MANAGERS TRUST

Kempner Multi-Cap Deep Value Fund

Institutional Class (FIKDX)

Investor Class (FAKDX)

Supplement to the Prospectus and Statement of Additional Information (“SAI”),

each dated September 28, 2024

Assignment of Investment Advisory Agreement and Expense Limitation Agreement

Effective August 9, 2025, upon the passing of Harris L. (“Shrub”) Kempner, Jr., President and owner of Kempner Capital Management, Inc. (the “Adviser”), the investment adviser to the Kempner Multi-Cap Deep Value Fund (the “Fund”), an assignment of the Investment Advisory Agreement between Ultimus Managers Trust (the “Trust”), on behalf of the Fund, and the Adviser occurred, resulting in the automatic termination of both the Investment Advisory Agreement and the Expense Limitation Agreement between the Trust, on behalf of the Fund, and the Adviser.

All references to Mr. Kempner with respect to the Fund are hereby removed from the Fund’s Prospectus and SAI. M. Shawn Gault remains as portfolio manager of the Fund.

Interim Investment Advisory Agreement and Interim Expense Limitation Agreement

An interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Advisory Agreement”), with substantially the same terms as the existing investment advisory agreement with the Adviser (the “Prior Advisory Agreement”), except for the start and end date of the agreement as required under the Investment Company Act of 1940, as amended (the “1940 Act”) and rules thereunder, has been approved by the Trust’s Board of Trustees (the “Board”) at a meeting held on August 21, 2025 (the “Meeting”) and became effective as of August 10, 2025.

Under the Interim Advisory Agreement, the Adviser provides the same advisory services to the Fund on the same terms provided under the Prior Advisory Agreement. There are no changes to the advisory fees payable by the Fund to the Adviser under the Interim Advisory Agreement.

In addition, at the Meeting, the Board approved an interim expense limitation agreement (the “Interim Expense Limitation Agreement”), between the Trust, on behalf of the Fund, and the Adviser because the prior expense limitation agreement for the Fund (the “Prior Expense Limitation Agreement”) terminated upon the termination of the Prior Advisory Agreement. The terms of the Interim Expense Limitation Agreement are substantially similar to those of the Prior Expense Limitation Agreement except for the start and end date of the agreement. The expense limitation for each share class of the Fund is identical to the respective expense limitation under the Prior Expense Limitation Agreement. The Interim Expense Limitation Agreement became effective as of August 10, 2025.

Liquidation of the Fund

Effective immediately, the Fund has terminated the public offering of its shares and will discontinue its operations effective October 15, 2025. Shares of the Fund are no longer available for purchase and, at the close of business on October 15, 2025, all outstanding shares of the Fund will be redeemed at net asset value (the “Liquidation”).

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At the meeting, the Board, in consultation with the Adviser, approved the discontinuation of the Fund’s operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Through the date of the Liquidation, the Adviser will continue to waive investment advisory fees and reimburse expenses of the Fund, if necessary, in order to maintain the Fund at its current expense limits, as specified in the Fund’s current Prospectus.

In connection with the Liquidation, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than October 15, 2025; and (ii) all outstanding shareholder accounts on October 15, 2025 be closed and the proceeds of each account, less any required withholding, be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Liquidation, the Fund’s portfolio holdings will be reduced to cash or cash equivalents. Accordingly, going forward, shareholders should not expect the Fund to achieve its stated investment objective. The Adviser will bear all of the expenses of the liquidation with the exception of brokerage costs associated with the orderly transition of the Fund’s portfolio holdings to cash and cash equivalents.

Shareholders may redeem all or a portion of their shares of the Fund on any business day prior to the Liquidation as specified in the Fund’s Prospectus.

The Liquidation will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to re-invest or “rollover” the proceeds into another IRA or qualified retirement account; otherwise, the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

For more information, or to obtain a copy of the Fund’s Prospectus or SAI free of charge, please contact the Fund at 1-800-665-9778.

Investors should retain this supplement for future reference.

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